UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 California Street, Suite 3500 Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 12, 2023, Summit Materials, Inc., a Delaware corporation (the “Company” or “Summit”) filed with the U.S. Securities and Exchange Commission (the “SEC”) Summit’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) in connection with the previously announced Transaction Agreement, dated as of September 7, 2023 (the “Transaction Agreement”) with Argos North America Corp. a Delaware corporation (“Argos USA”), Cementos Argos S.A., a sociedad anónima incorporated in the Republic of Colombia (“Cementos Argos”), Argos SEM LLC, a Delaware limited liability company (“Argos SEM”) and Valle Cement Investments, Inc., a sociedad anónima incorporated in the Republic of Panama (“Valle Cement” and, together with Argos SEM, the “Argos Parties”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will acquire all of the outstanding equity interests of Argos USA from the Argos Parties (the “Transaction”).

Legal Proceedings

As described in greater detail in the Litigation Relating to the Transaction section of the Proxy Statement, purported stockholders of Summit filed three actions in the United States District Court for the District of Colorado, the District Court, Denver County, Colorado and the Court of Chancery of the State of Delaware, captioned Wetsell v. Summit Materials, Inc., et al., Case No. 1:23-cv-03167 (D. Colo.), Garfield v. Cantie, et al., Case No. 2023-cv-33691 and Taylor v. Summit Materials, Inc., et al., Case No. 2023-cv-1258 (Del. Ch.), respectively (collectively, the “Transaction Litigation”) related to the Transaction Agreement and the Proxy Statement.

Summit believes that the claims asserted in the Transaction Litigation are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of adverse effect or delay in connection with the Transaction Litigation and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Summit has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K to address claims asserted in the Transaction Litigation, and plaintiffs in the Transaction Litigation have agreed to voluntarily dismiss their lawsuits in light of this supplemental disclosure. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Summit specifically denies all allegations in the Transaction Litigation that any additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in, and should be read in conjunction with, the Proxy Statement, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Proxy Statement. The additional disclosures in these supplemental disclosures are underlined for convenience.

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Analyses Relating to Argos USA—Discounted Cash Flow Analysis” on page 62 of the Proxy Statement is hereby supplemented by amending and restating the sixth full paragraph on page 62 to read as follows:

For purposes of its DCF analyses, Morgan Stanley calculated a terminal value for Argos USA (based on each of the Synergized Case and the Argos Base Case) as of December 31, 2028, by applying a range of perpetual growth rates of 2.0% to 3.0%, selected based on Morgan Stanley’s experience and professional judgment (taking into account expectations regarding inflation and industry growth), to the terminal year unlevered free cash flows and, for the Synergized Case, adjusting for the full potential run-rate synergies to be achieved after the forecast period. The unlevered free cash flows from calendar years 2024 to 2028 and the terminal value were then discounted to present values as of December 31, 2023 using a range of discount rates of 8.8% to 10.3% (which Morgan Stanley derived based on Argos USA’s assumed weighted average cost of capital using its experience and professional judgment), to calculate an implied aggregate value for Argos USA. The estimated weighted average cost of capital for Argos USA was derived by application of the capital asset pricing model, taking into account, among other things, estimates as of September 1, 2023 of the 10-year spot rate on U.S. treasury bonds and an equity market risk premium, as well as betas and debt to total capitalization ratios of selected peers of Argos USA. The present value of the terminal value for Argos USA, as of December 31, 2023 and calculated based on the range of discount rates indicated above, was approximately $2.4 billion to $3.7 billion for the Argos Base Case and approximately $3.2 billion to $5.0 billion for the Synergized Case.

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Analyses Relating to Argos USA—Selected Precedent Transactions Analysis” on page 63 of the Proxy Statement is hereby supplemented by amending and restating the first full paragraph on page 64 (including the table contained therein) to read as follows:

For these transactions, Morgan Stanley reviewed the consideration paid and calculated the ratio of the AV of each transaction to the EBITDA of the target company for the last twelve months, which we refer to as LTM EBITDA, based on publicly available financial information or estimates of equity research analysts. Morgan Stanley reviewed the following transactions in connection with this analysis:

Selected Precedent Transaction Multiples

Announce Date	Acquiror	Target	Aggregate Value (millions)	AV/LTM EBITDA
June 2021	Vulcan Materials Company	U.S. Concrete, Inc.	$2,116	11.3x
May 2021	Martin Marietta Materials, Inc.	Lehigh Hanson, Inc.’s West Region assets	$2,300	13.5x
November 2019	Eagle Materials Inc.	Kosmos Cement Company’s Louisville, Kentucky cement plant and related assets	$665	11.9x
November 2017	CRH plc	Suwannee American Cement LLC	$750	10.0x
September 2017	CRH plc	Ash Grove Cement Company	$3,500	10.5x
September 2016	Eagle Materials Inc.	CEMEX S.A.B. de C.V.’s Fairborn, Ohio cement plant and related assets	$400	12.1x
August 2016	Argos USA	HeidelbergCement AG’s Martinsburg, West Virginia plant and related assets (FTC mandated)	$660	12.0x
August 2015	Taiheiyo Cement U.S.A., Inc.	Martin Marietta Materials, Inc.’s California cement assets	$420	11.1x

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Analyses Relating to Summit—Discounted Cash Flow Analysis” on page 64 of the Proxy Statement is hereby supplemented by amending and restating the last paragraph on page 64, which continues onto page 65, to read as follows:

For purposes of its DCF analyses, Morgan Stanley calculated a terminal value for Summit as of December 31, 2028, by applying a range of perpetual growth rates of 2.0% to 3.0%, selected based on Morgan Stanley’s experience and professional judgment (taking into account expectations regarding inflation and industry growth), to the terminal year unlevered free cash flow. The unlevered free cash flows from calendar years 2024 to 2028 and the terminal value were then discounted to present values as of December 31, 2023 using a range of discount rates of 8.8% to 10.3% (which Morgan Stanley derived based on Summit’s assumed weighted average cost of capital using its experience and professional judgment), and adjusted by Summit’s estimated net debt as of December 31, 2023 of approximately $1.181 billion, as provided by Summit’s management. The estimated weighted average cost of capital for Summit was derived by application of the capital asset pricing model, taking into account, among other things, estimates as of September 1, 2023 of the 10-year spot rate on U.S. treasury bonds and an equity market risk premium, as well as the beta and debt to total capitalization ratio of Summit. Morgan Stanley divided the resulting equity value by the number of fully diluted shares of Summit common stock outstanding, as provided by Summit’s management, and added back between $2.54 to $2.66 per share, based on the same range of discount rates noted above, to reflect the per-share value of certain tax attributes and structuring, net of payments under Summit’s tax receivables agreement, in each case as provided by Summit’s management.

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Analyses Relating to Summit—Discounted Equity Value Analysis” on page 65 of the Proxy Statement is hereby supplemented by amending and restating the fifth full paragraph on page 65 to read as follows:

To calculate the future ranges of implied equity values, Morgan Stanley applied a range of next twelve months, which we refer to as NTM, AV/EBITDA multiples of 8.5x to 10.5x, derived by Morgan Stanley using its experience and professional judgment, to Summit’s estimated NTM EBITDA as of each of January 1, 2026, January 1, 2027 and January 1, 2028, in each case based on the Summit financial projections (see —Certain Unaudited Financial Projections for Management Adjusted EBITDA under Summit financial Projections for 2026, 2027 and 2028), and then subtracted the amount of Summit’s estimated net debt as of each date, respectively, as provided by Summit’s management ($756 million for January 1, 2026, $476 million for January 1, 2027, and $155 million for January 1, 2028). Morgan Stanley then divided the resulting implied equity values by Summit’s fully diluted shares outstanding, as provided by Summit’s management, to derive ranges of future implied equity values per share. Morgan Stanley then discounted the resulting implied equity values per share to December 31, 2023 at a discount rate equal to 11.0%, which discount rate was selected by Morgan Stanley based upon its professional judgment and taking into account Summit’s assumed cost of equity of 11.0%.

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Analyses Relating to Summit—Comparable Company Analysis” on page 65 of the Proxy Statement is hereby supplemented by amending and restating the second sentence of the first full paragraph on page 66 to read as follows:

Morgan Stanley calculated the estimated implied equity value of Summit based on (i) the AV/EBITDA multiples for each of the selected companies for calendar year 2023, multiplied by Summit’s estimated EBITDA for calendar year 2023 of $582 million, based on the Summit financial projections, and of $560 million, based on the median estimate as of September 1, 2023 per Thomson consensus projections, and (ii) the AV/EBITDA multiples for each of the selected companies for calendar year 2024, multiplied by Summit’s estimated EBITDA for calendar year 2024 of $641 million, based on the Summit financial projections, and of $616 million, based on the median estimate as of September 1, 2023 per Thomson consensus projections, as adjusted by Summit’s estimated net debt as of December 31, 2023 of approximately $1.181 billion, as provided by Summit’s management.

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Pro Forma Combined Company Analysis” on page 67 of the Proxy Statement is hereby supplemented by amending and restating the last paragraph on page 67, which continues onto page 68 to read as follows:

To calculate the future ranges of pro forma implied equity values, Morgan Stanley applied a range of NTM AV/EBITDA multiples of 8.5x to 10.5x, derived by Morgan Stanley using its experience and professional judgment, to Summit’s estimated NTM EBITDA, pro forma for the proposed Transaction, as of each of January 1, 2026, January 1, 2027 and January 1, 2028, in each case based on the Summit financial projections and the Argos USA financial projections (based on the Synergized Case (see —Certain Unaudited Financial Projections for Management Adjusted EBITDA under Summit Financial Projections and Adjusted EBITDA under the Synergized Case of the Argos USA Financial Projections for 2026, 2027 and 2028, respectively)), and then subtracted the amount of Summit’s estimated net debt pro forma for the proposed transaction as of each date, respectively, as provided by Summit’s management. Morgan Stanley then divided the resulting pro forma implied equity values by Summit’s pro forma fully diluted shares outstanding (as adjusted for newly issued shares in the Transaction) to derive ranges of future pro forma implied equity values per share. Morgan Stanley then discounted the resulting pro forma implied equity values per share to December 31, 2023 at a discount rate equal to 11.0%, which discount rate was selected by Morgan Stanley based upon its professional judgment and taking into account Summit’s assumed cost of equity of 11.0%.

The disclosure under the heading “Opinion of Summit’s Financial Advisor—Pro Forma Combined Company Analysis” on page 67 of the Proxy Statement is hereby supplemented by amending and restating the first full paragraph on page 68 to read as follows:

Based on this analysis, Morgan Stanley derived a range of pro forma implied equity values per share of Class A Common Stock of $40.01 to $54.13 ($40.01 to $51.32 based on estimates of 2026E EBITDA, $41.91 to $52.99 based on estimates of 2027E EBITDA, and $43.34 to $54.13 based on estimates of 2028E EBITDA).

The disclosure under the heading “Opinion of Summit’s Financial Advisor—General” on page 68 of the Proxy Statement is hereby supplemented by amending and restating the first full paragraph on page 69 to read as follows:

Under the terms of its engagement letter, Morgan Stanley provided the Board with financial advisory services and a fairness opinion, described in this section and attached to this proxy statement as Annex K, in connection with the proposed Transaction, and Summit has agreed to pay Morgan Stanley a fee for its services of $30 million, $7.5 million of which was payable as of Morgan Stanley’s delivery of its fairness opinion and the remainder of which is payable if the Transaction is consummated. Summit has also agreed to reimburse Morgan Stanley for certain of its expenses, including reasonable fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, Summit has agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees and agents, and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain losses, claims, damages and liabilities, including liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement. Affiliates of Morgan Stanley are also entitled to receive fees of approximately $9 million in the aggregate, in connection with the transactions contemplated by the commitment letter for the debt financing (including with respect to the incurrence of the New Term Loans, the receipt of the Incremental Revolving Facility, and the issuance of the New Notes (in each case as defined below)) relating to the Transaction.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings (including the Proxy Statement); and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Cementos Argos; (ii) the outcome of any legal proceedings that may be instituted against us or Cementos Argos; (iii) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (iv) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Cementos Argos operate; (v) the ability to promptly and effectively integrate our business and the businesses of Cementos Argos; (vi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (vii) reputational risk and potential adverse reactions of our or Cementos Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (viii) the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction; (ix) the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and (x) the impact of the global COVID-19 pandemic on our or Cementos Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the proposed transaction between Summit Materials, Inc. (the "Company" or “Summit”), Cementos Argos S.A. (“Cementos Argos”) and certain other parties for the purchase of Argos North America, Corp. (the "Transaction"). In connection with the Transaction, the Company filed a definitive proxy statement on Schedule 14A with the SEC on December 12, 2023 (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company's shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC's website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the section entitled “Executive Officers of the Company” included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1621563/000162828023003866/sum-20221231.htm), and in the sections entitled “Who We Are” and “Holdings of Major Stockholders” included in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1621563/000110465923043588/tm231817d3_def14a.htm#tHOMS). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, has been included in the section entitled “Equity Ownership – Stock Ownership of Significant Stockholders” in the Proxy Statement, which was filed with the SEC on November 13, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1621563/000114036123052726/ny20012217x3_prer14a.htm) and will be included in other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 28, 2023

SUMMIT MATERIALS, INC. SUMMIT MATERIALS, LLC

By:	/s/ Christopher B. Gaskill
Christopher B. Gaskill
EVP, Chief Legal Officer and Secretary